ASYMmetric Smart Income ETF
Schedule of Investments (Unaudited)
September 30, 2023

	Shares	Value
COMMON STOCKS - 98.3%
Energy - 98.2%#
Antero Midstream Corp.	866	$10,375
Cheniere Energy Partners LP	45	2,439
Cheniere Energy, Inc.	64	10,621
Crestwood Equity Partners LP	99	2,896
Delek Logistics Partners LP	11	462
DT Midstream, Inc.	203	10,743
Enbridge, Inc.	299	9,917
Energy Transfer LP	468	6,566
EnLink Midstream LLC	279	3,409
Enterprise Products Partners LP	237	6,487
Equitrans Midstream Corp.	1,093	10,241
Genesis Energy LP	134	1,383
Gibson Energy, Inc.	698	9,985
Hess Midstream LP	69	2,010
Holly Energy Partners LP	55	1,208
Keyera Corp.	440	10,331
Kinder Morgan, Inc.	609	10,097
Kinetik Holdings, Inc.	299	10,091
MPLX LP	179	6,367
NuStar Energy LP	114	1,988
ONEOK, Inc.	227	14,422
Pembina Pipeline Corp.	343	10,313
Plains All American Pipeline LP	437	6,695
Plains GP Holdings LP	654	10,542
Targa Resources Corp.	122	10,458
TC Energy Corp.	290	9,973
Tellurian, Inc. *	9,368	10,867
The Williams Company Inc.	308	10,377
Western Midstream Partners LP	228	6,208
TOTAL COMMON STOCKS
(Cost $215,603)		217,471

SHORT-TERM INVESTMENT - 1.6%
Money Market Deposit Account - 1.6%
U.S. Bank N.A., 5.200% (a)
(Cost $3,515)	3,515	3,515

Total Investments - 99.8%
(Cost $219,118)		220,986
Other Assets and Liabilities, Net - 0.2%		345
Total Net Assets - 100.0%		$221,331

* Non-income producing security.
# The Fund is signficantly invested in this sector and therefore is subject to additional risks. The energy sector may be more sensitive to short product cycles, competition and more aggressive pricing than the overall market.

(a) The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2023.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of September 30, 2023:
	Level 1	Level 2	Level 3	Total
Common Stocks	$217,471	$-	$-	$217,471
Short-Term Investment	3,515	-	-	3,515
Total Investments	$220,986	$-	$-	$220,986